EXHIBIT 10.59

SECOND AMENDMENT TO SERVICE PROVIDER AGREEMENT

USA Deck, Inc.

Service Provider’s Full Business Name

Effective Date of this Amendment: September 1.2004

THIS AMENDMENT, if accepted by the Parties as evidenced by the signatures of their authorized representatives below, will amend, as specified below, the Service Provider Agreement (“Agreement” or “SPA”) originally titled “SF&I Program Installer Agreement” effective October 30 2002 between The Home Depot and the Service Provider identified above. (Capitalized terms used in this Form of Amendment to Service Provider Agreement shall have the meanings ascribed to such terms in the SPA unless otherwise stated herein.)

☐	To change Service Provider’s name, address, or other information originally appearing on the Face Page of the SPA to:

Service Provider’s Primary Tel. No.	Service Provider’s State of Incorporation

Service Provider’s Primary Business Address

City	State Zip

Service Provider’s Primary Tel. No.	Service Provider’s Primary Fax. No.	Service Provider’s Primary Mobile No.

☐	To replace the existing (circle or underline one) Page(s) Section(s) , Annex(es) , First Amended Exhibit(s) B and E, Schedule(s), Volume(s) of the (circle or underline one) SPA/Service Provider Reference Guide with the new Page(s) Section(s) , Annex(es) , Second Amended Exhibit(s) B and E, Schedule(s) , Volume(s) of the (circle or underline one) SPA/Service Provider Reference Guide attached hereto in Addendum A.

☐	To add (circle or underline one) Page(s) Section(s) , Annex(es) , Exhibit(s) Schedule(s) , , Volume(es) of the (circle or underline one) SPA/Service Provider Reference Guide attached hereto in Addendum .

☐	To incorporate the materials attached hereto as Addendum into the SPA.

☐	To provide notice of the transfer or assignment of the SPA as follows (attach additional pages as necessary):

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SECOND AMENDMENT TO SERVICE PROVIDER AGREEMENT

☐	To provide notice of a change in ownership by:

☐	Adding the following Principal(s) to the list appearing on the original Signature Page of the SPA:

☐	Deleting the following Principal(s) listed on the original Signature Page of the SPA:

☐	To provide notice of (attach additional pages as necessary):

☐	To make such other amendment(s) to the SPA as is/are described below (attached additional pages as necessary:

To delete in its entirety the existing subparagraph (g) of the “First Amendment to SF&J Program Installer Agreement” executed by Home Depot and Service Provider on or about August 5, 2003, and replace said subparagraph (g) with the following new subparagraph (g):

(g) Effective September 1 2004, Service Provider shall, in addition to continuing to meet its obligations under Section 2.3 of the Agreement, refrain from offering, directly or indirectly, products and services that are like, similar to, and/or competitive with, the Services in any markets (including, without limitation, markets that have not been assigned by Home Depot to Service Provider) and under any marks other than as expressly approved in writing by Home Depot.

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SECOND AMENDMENT TO SERVICE PROVIDER AGREEMENT

AMENDMENT OF SERVICE PROVIDER AGREEMENT — SIGNATURE PAGE

This Amendment shall not be an effective Amendment to the SPA nor binding on the Parties in any way, unless and until this Amendment has been signed by a duly authorized representative of each Party in the spaces provided below.

By: X	/s/ Murray H. Gross	By: X	/s/ Joe Izganics
(Service Provider’s Authorized Representative)		(The Home Depot’s Authorized Representative)

Print Name:	Murray H. Gross	Print Name:	Joe Izganics

Title:	Vice President	Title:	President - Services

Date:	10/5/04	Date:	10/5/04

This Amendment of the Service Provider Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SIGNATURE(S) OF SERVICE PROVIDER’S PRINCIPALS(S)	SIGNATURE(S) OF CO-SIGNERS’ AUTHORIZED REPRESENTATIVE(S)
X	X
Print Name:	Print Name:
Title:	Title:

Company:	Company:	10/5/04

X	X

Print Name:	Print Name:

Title:	Title:

Company:	Company:	10/5/04

X	X

Print Name:	Print Name:

Title:	Title:

Company:	Company:	10/5/04

X	X

Print Name:	Print Name:

Title:	Title:

Company:	Company:	10/5/04

X	X

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SECOND AMENDMENT TO SERVICE PROVIDER AGREEMENT

SECOND AMENDED EXHIBIT B

Market Areas/Stores

USA Deck will provide the installation services in the following markets:

•	Market 43 — Washington DC / Baltimore metro area (existing)

•	Market 176— Richmond, VA (existing)

•	Market 177 — Norfolk, VA (existing)

•	Market 34 — Philadelphia (existing)

•	Market 15 — New Jersey (existing)

•	Market 68 — Pennsylvania (existing)

•	Market 10— Hartford / Connecticut (existing)

•	Market 39 — Boston (existing)

•	Market 75 — Chicago (commencing 1/05)

•	Market 131 — Rockford, IL (commencing 1/05)

•	Market 164— Milwaukee (commencing 1/05)

•	Market 185— Madison (commencing 1/05)

•	Market 234—Metro Chicago (commencing 1/05)

•	Market 101 —Minnesota (commencing 3/05)

•	Market 1 — Atlanta (commencing 5/05)

•	Market 51 — Colorado (commencing 7/05)

•	Market 129— Kansas City (commencing 9/05)

•	Market 109— St. Louis (commencing 9/05)

Additional markets may be added to USA Deck’s service area if the parties mutually agree.

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SECOND AMENDMENT TO SERVICE PROVIDER AGREEMENT

SECOND AMENDED EXHIBIT E

Fees

The commission payable to USA Deck by The Home Depot shall be calculated by state as follows:

Maryland; Virginia

(1) 88% of the total amount of the sale from 9/1/04 — 11/1/06

(2) 85% of the total amount of the sale after 11/1/06

Pennsylvania; Massachusetts; Connecticut

(1) 90% of the total amount of the sale from 9/1/04 — 11/1/05

(2) 88% of the total amount of the sale from 11/1/05 — 11/1/06

(3) 85% of the total amount of the sale after 11/1/06

Illinois; Wisconsin

(1) 90% of the total amount of the sale from 9/1/04 — 1/1/06

(2) 88% of the total amount of the sale from 1/1/06 — 1/1/07

(3) 85% of the total amount of the sale after 1/1/07

Minnesota

(1) 90% of the total amount of the sale from 9/1/04 — 3/1/06

(2) 88% of the total amount of the sale from 3/1/06 — 3/1/07

(3) 85% of the total amount of the sale after 3/1/07

Georgia

(1) 90% of the total amount of the sale from 9/1/04 — 5/1/06

(2) 88% of the total amount of the sale from 5/1/06 — 5/1/07

(3) 85% of the total amount of the sale after 5/1/07

Colorado

(1) 90% of the total amount of the sale from 9/1/04 — 7/1/06

(2) 88% of the total amount of the sale from 7/1/06 — 7/1/07

(3) 85% of the total amount of the sale after 7/1/07

Kansas; Missouri

(1) 90% of the total amount of the sale from 9/1/04 — 9/1/06

(2) 88% of the total amount of the sale from 9/1/06 — 9/1/07

(3) 85% of the total amount of the sale after 9/1/07

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